UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2012

CHENIERE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-33366	20-5913059
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 8.01    Other Events.

On October 22, 2012, Cheniere Energy Partners, L.P. declared a quarterly cash distribution per common unit of $0.425 payable on November 14, 2012 to unitholders of record as of November 1, 2012. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits

Exhibit
Number        Description
99.1*            Press Release, dated October 22, 2012.

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.

	By:	CHENIERE ENERGY PARTNERS GP, LLC,
its general partner

Date: October 22, 2012	By:	/s/ Meg A. Gentle
	Name:	Meg A. Gentle
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number        Description
99.1*            Press Release, dated October 22, 2012.

*Filed herewith